EXHIBIT 10(n)(4)
                                                 ----------------





                      Dated 4 October, 1996


        AGREEMENT SUPPLEMENTAL TO SHAREHOLDERS' AGREEMENT



                    ARCHINAV HOLDINGS LTD (1)


                  OVERSEAS CRUISESHIP INC. (2)


                             - and -


                 CELEBRITY CRUISE LINES INC. (3)


             relating to CELEBRITY CRUISE LINES INC.


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THIS AGREEMENT made the 4th day of October, 1996

BETWEEN

(1)  ARCHINAV  HOLDINGS  LTD  incorporated  in  the  Republic  of
     Liberia and having its registered office at 80 Broad Street, Monrovia, Liberia (the "C Shareholder");

(2) OVERSEAS CRUISESHIP INC. incorporated in the Cayman Islands and having its registered office at P.O. Box 309, George
     Town, Cayman Islands (the "O Shareholder");

(3)  CELEBRITY  CRUISE  LINES  INC. incorporated  in  the  Cayman
     Islands and having its registered office at PO Box 1350, George Town, Cayman Islands (the "Company").

IS SUPPLEMENTAL TO the shareholders agreement (the "Original Shareholders Agreement") dated 21st October, 1992 made between the parties hereto and the agreements supplemental thereto dated 29th January 1993 and 21st November, 1995 respectively each made between the same parties (the "Supplemental Agreements" and
together   with   the   Original  Shareholders   Agreement,   the
"Shareholders Agreement").

WHEREAS

(A) The parties are desirous to arrange the issue of (i) a further 51,000 C Ordinary Shares in the Company (the "New C Shares") to the C Shareholder in addition to the 2,601,000 C Ordinary Shares (the "Existing C Shares") currently recorded in the name of the C Shareholder and (ii) a further 49,000 Ordinary Shares in the Company (the "New O Shares") to the O Shareholder in addition to the 2,499,000 O Ordinary Shares (the "Existing O Shares") currently recorded in the name of the O Shareholder.

(B) This Supplemental Agreement sets out the agreement of the parties in respect of such issue.

NOW IT IS HEREBY MUTUALLY AGREED by and between the parties hereto as follows:

1.        (i)   By  4  October,  1996  the  C  Shareholder  shall
          subscribe  and pay for 51,000 of the New  C  Shares  at
          US$100   per   share   (amounting   to   an   aggregate
          subscription of US$5,100,000); and

          (ii)  By  4  October,  1996  the  O  Shareholder  shall
          subscribe  and pay for 49,000 of the New  O  Shares  at
          US$100   per   share   (amounting   to   an   aggregate
          subscription of US$4,900,000).

2. Upon the subscription, payment for and issue of the New C Shares all references to the Existing C Shares contained in the Shareholders Agreement shall be read and construed as if they were references to both the Existing C Shares and the New C Shares and accordingly the definition of "Shares" in the Shareholders Agreement shall include all such shares and the share certificate(s) for such New C Shares shall be deposited in the same manner as the share certificate(s) for the Existing C Shares have been deposited pursuant to terms of the Shareholders Agreement.

3. Upon the subscription, payment for and issue of the New O Shares all references to the Existing O Shares contained in the Shareholders Agreement shall be read and construed as if they were references to both the Existing O Shares and the New O Shares and accordingly the definition of "Shares" in the Shareholders Agreement shall include all such shares and the share certificate(s) for such New O Shares shall be deposited in the same manner as the share certificate(s) for the Existing O Shares have been deposited pursuant to the terms of the Shareholders Agreement.

4.   The  provisions  of Clauses 13, 18 and 20  of  the  Original
     Shareholders  Agreement  shall apply  to  this  Supplemental
     Agreement mutatis mutandis.

5. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS whereof this Agreement has been executed by the parties hereto the day and year first above written.

SIGNED by Dionissios Kontalis
for and on behalf of
ARCHINAV HOLDINGS LTD in the
presence of E. Zalachori

SIGNED by ROBERT N. COWEN
for and on behalf of
OVERSEAS CRUISESHIP INC.
in the presence of MARK A. LOWE

SIGNED by H.A. HARALAMBOPOULOS
for and on behalf of
CELEBRITY CRUISE LINES INC.
in the presence of